                                                                 EXHIBIT 2

                               IRREVOCABLE PROXY

     In consideration of the negotiations and discussions which have occurred to date between Arrow Electronics, Inc., a New York corporation ("Parent"), and Anthem Electronics, Inc., a Delaware corporation ("Company"), and as an inducement to Parent and MTA Acquisition Company, a Delaware corporation and a wholly owned subsidiary of Parent ("Sub"), to enter into the Agreement and Plan of Merger dated as of the date hereof among Parent, Sub and the Company (the "Merger Agreement"), the undersigned hereby irrevocably appoints Stephen P. Kaufman, Robert E. Klatell and John C. Waddell and each of them, or any other designee of Parent, the attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of Common Stock, par value $.125 per share, of the Company now owned or hereafter acquired by the undersigned (the "Shares") which the undersigned is entitled to vote at any meeting (whether annual or special and whether or not an adjourned meeting) of the Company or otherwise on any proposal involving the merger, consolidation, sale of assets, business combination or other transaction resulting in a change in control of the Company in such manner as each such attorney and proxy or his designee shall in his sole discretion deem proper. This Proxy is coupled with an interest and is irrevocable. On the date hereof, the Company granted Parent an option to purchase certain shares of the Company's Common Stock pursuant to a Stock Option Agreement of even date herewith (the "Option Agreement"). This Proxy shall terminate on the date which is the earlier to occur of the Effective Time of the Merger under the Merger Agreement or the date the Merger Agreement terminates pursuant to Section 7.1 thereof.

     This Proxy shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware.

     All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

     The undersigned further agrees that he will not sell, assign, transfer or otherwise convey any of the Shares prior to the termination of this Proxy.

                                          /s/  Alan R. McMillan
                                          --------------------------------------
                                          Name: Alan R. McMillan

Dated: September 21, 1994


                             Page 59 of 74 Pages

                               IRREVOCABLE PROXY

     In consideration of the negotiations and discussions which have occurred to date between Arrow Electronics, Inc., a New York corporation ("Parent"), and Anthem Electronics, Inc., a Delaware corporation ("Company"), and as an inducement to Parent and MTA Acquisition Company, a Delaware corporation and a wholly owned subsidiary of Parent ("Sub"), to enter into the Agreement and Plan of Merger dated as of the date hereof among Parent, Sub and the Company (the "Merger Agreement"), the undersigned hereby irrevocably appoints Stephen P. Kaufman, Robert E. Klatell and John C. Waddell and each of them, or any other designee of Parent, the attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of Common Stock, par value $.125 per share, of the Company now owned or hereafter acquired by the undersigned (the "Shares") which the undersigned is entitled to vote at any meeting (whether annual or special and whether or not an adjourned meeting) of the Company or otherwise on any proposal involving the merger, consolidation, sale of assets, business combination or other transaction resulting in a change in control of the Company in such manner as each such attorney and proxy or his designee shall in his sole discretion deem proper. This Proxy is coupled with an interest and is irrevocable. On the date hereof, the Company granted Parent an option to purchase certain shares of the Company's Common Stock pursuant to a Stock Option Agreement of even date herewith (the "Option Agreement"). This Proxy shall terminate on the date which is the earlier to occur of the Effective Time of the Merger under the Merger Agreement or the date the Merger Agreement terminates pursuant to Section 7.1 thereof.

     This Proxy shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware.

     All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

     The undersigned further agrees that he will not sell, assign, transfer or otherwise convey any of the Shares prior to the termination of this Proxy.

                                          /s/  Robert G. Teal
                                          --------------------------------------
                                          Name: Robert G. Teal

Dated: September 21, 1994


                             Page 60 of 74 Pages

                               IRREVOCABLE PROXY

     In consideration of the negotiations and discussions which have occurred to date between Arrow Electronics, Inc., a New York corporation ("Parent"), and Anthem Electronics, Inc., a Delaware corporation ("Company"), and as an inducement to Parent and MTA Acquisition Company, a Delaware corporation and a wholly owned subsidiary of Parent ("Sub"), to enter into the Agreement and Plan of Merger dated as of the date hereof among Parent, Sub and the Company (the "Merger Agreement"), the undersigned hereby irrevocably appoints Stephen P. Kaufman, Robert E. Klatell and John C. Waddell and each of them, or any other designee of Parent, the attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of Common Stock, par value $.125 per share, of the Company now owned or hereafter acquired by the undersigned (the "Shares") which the undersigned is entitled to vote at any meeting (whether annual or special and whether or not an adjourned meeting) of the Company or otherwise on any proposal involving the merger, consolidation, sale of assets, business combination or other transaction resulting in a change in control of the Company in such manner as each such attorney and proxy or his designee shall in his sole discretion deem proper. This Proxy is coupled with an interest and is irrevocable. On the date hereof, the Company granted Parent an option to purchase certain shares of the Company's Common Stock pursuant to a Stock Option Agreement of even date herewith (the "Option Agreement"). This Proxy shall terminate on the date which is the earlier to occur of the Effective Time of the Merger under the Merger Agreement or the date the Merger Agreement terminates pursuant to Section 7.1 thereof.

     This Proxy shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware.

     All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

     The undersigned further agrees that he will not sell, assign, transfer or otherwise convey any of the Shares prior to the termination of this Proxy.

                                          /s/  Neil J. Hynes
                                          --------------------------------------
                                          Name: Neil J. Hynes

Dated: September 21, 1994


                             Page 61 of 74 Pages

                               IRREVOCABLE PROXY

     In consideration of the negotiations and discussions which have occurred to date between Arrow Electronics, Inc., a New York corporation ("Parent"), and Anthem Electronics, Inc., a Delaware corporation ("Company"), and as an inducement to Parent and MTA Acquisition Company, a Delaware corporation and a wholly owned subsidiary of Parent ("Sub"), to enter into the Agreement and Plan of Merger dated as of the date hereof among Parent, Sub and the Company (the "Merger Agreement"), the undersigned hereby irrevocably appoints Stephen P. Kaufman, Robert E. Klatell and John C. Waddell and each of them, or any other designee of Parent, the attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of Common Stock, par value $.125 per share, of the Company now owned or hereafter acquired by the undersigned (the "Shares") which the undersigned is entitled to vote at any meeting (whether annual or special and whether or not an adjourned meeting) of the Company or otherwise on any proposal involving the merger, consolidation, sale of assets, business combination or other transaction resulting in a change in control of the Company in such manner as each such attorney and proxy or his designee shall in his sole discretion deem proper. This Proxy is coupled with an interest and is irrevocable. On the date hereof, the Company granted Parent an option to purchase certain shares of the Company's Common Stock pursuant to a Stock Option Agreement of even date herewith (the "Option Agreement"). This Proxy shall terminate on the date which is the earlier to occur of the Effective Time of the Merger under the Merger Agreement or the date the Merger Agreement terminates pursuant to Section 7.1 thereof.

     This Proxy shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware.

     All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

     The undersigned further agrees that he will not sell, assign, transfer or otherwise convey any of the Shares prior to the termination of this Proxy.

                                          /s/  Peyton Gannaway
                                          --------------------------------------
                                          Name: Peyton Gannaway

Dated: September 21, 1994


                             Page 62 of 74 Pages

                               IRREVOCABLE PROXY

     In consideration of the negotiations and discussions which have occurred to date between Arrow Electronics, Inc., a New York corporation ("Parent"), and Anthem Electronics, Inc., a Delaware corporation ("Company"), and as an inducement to Parent and MTA Acquisition Company, a Delaware corporation and a wholly owned subsidiary of Parent ("Sub"), to enter into the Agreement and Plan of Merger dated as of the date hereof among Parent, Sub and the Company (the "Merger Agreement"), the undersigned hereby irrevocably appoints Stephen P. Kaufman, Robert E. Klatell and John C. Waddell and each of them, or any other designee of Parent, the attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of Common Stock, par value $.125 per share, of the Company now owned or hereafter acquired by the undersigned (the "Shares") which the undersigned is entitled to vote at any meeting (whether annual or special and whether or not an adjourned meeting) of the Company or otherwise on any proposal involving the merger, consolidation, sale of assets, business combination or other transaction resulting in a change in control of the Company in such manner as each such attorney and proxy or his designee shall in his sole discretion deem proper. This Proxy is coupled with an interest and is irrevocable. On the date hereof, the Company granted Parent an option to purchase certain shares of the Company's Common Stock pursuant to a Stock Option Agreement of even date herewith (the "Option Agreement"). This Proxy shall terminate on the date which is the earlier to occur of the Effective Time of the Merger under the Merger Agreement or the date the Merger Agreement terminates pursuant to Section 7.1 thereof.

     This Proxy shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware.

     All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

     The undersigned further agrees that he will not sell, assign, transfer or otherwise convey any of the Shares prior to the termination of this Proxy.

                                          /s/  John J. Powers
                                          --------------------------------------
                                          Name: John J. Powers

Dated: September 21, 1994


                             Page 63 of 74 Pages

                               IRREVOCABLE PROXY

     In consideration of the negotiations and discussions which have occurred to date between Arrow Electronics, Inc., a New York corporation ("Parent"), and Anthem Electronics, Inc., a Delaware corporation ("Company"), and as an inducement to Parent and MTA Acquisition Company, a Delaware corporation and a wholly owned subsidiary of Parent ("Sub"), to enter into the Agreement and Plan of Merger dated as of the date hereof among Parent, Sub and the Company (the "Merger Agreement"), the undersigned hereby irrevocably appoints Stephen P. Kaufman, Robert E. Klatell and John C. Waddell and each of them, or any other designee of Parent, the attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of Common Stock, par value $.125 per share, of the Company now owned or hereafter acquired by the undersigned (the "Shares") which the undersigned is entitled to vote at any meeting (whether annual or special and whether or not an adjourned meeting) of the Company or otherwise on any proposal involving the merger, consolidation, sale of assets, business combination or other transaction resulting in a change in control of the Company in such manner as each such attorney and proxy or his designee shall in his sole discretion deem proper. This Proxy is coupled with an interest and is irrevocable. On the date hereof, the Company granted Parent an option to purchase certain shares of the Company's Common Stock pursuant to a Stock Option Agreement of even date herewith (the "Option Agreement"). This Proxy shall terminate on the date which is the earlier to occur of the Effective Time of the Merger under the Merger Agreement or the date the Merger Agreement terminates pursuant to Section 7.1 thereof.

     This Proxy shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware.

     All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

     The undersigned further agrees that he will not sell, assign, transfer or otherwise convey any of the Shares prior to the termination of this Proxy.

                                          /s/  Robert S. Throop
                                          --------------------------------------
                                          Name: Robert S. Throop

Dated: September 21, 1994


                             Page 64 of 74 Pages